Exhibit 99.7

This SERIES SUPPLEMENT, dated as of June 22, 2016 (this “Supplement”), is by and between DUKE ENERGY FLORIDA PROJECT FINANCE, LLC, a limited liability company created under the laws of the State of Delaware (the “Issuer”), and The Bank of New York Mellon Trust Company, National Association (“Bank”), in its capacity as indenture trustee (the “Indenture Trustee”) for the benefit of the Secured Parties under the Indenture dated as of June 22, 2016, by and between the Issuer and The Bank of New York Mellon Trust Company, National Association, in its capacity as Indenture Trustee and in its separate capacity as a securities intermediary (the “Indenture”).

PRELIMINARY STATEMENT

Section 9.01 of the Indenture provides, among other things, that the Issuer and the Indenture Trustee may at any time enter into an indenture supplemental to the Indenture for the purposes of authorizing the issuance by the Issuer of a Series of the Nuclear Asset-Recovery Bonds and specifying the terms thereof.  The Issuer has duly authorized the creation of a Series of the Nuclear Asset-Recovery Bonds with an initial aggregate principal amount of $1,294,290,000 to be known as Series A Senior Secured Bonds (the “Series A Bonds”), and the Issuer and the Indenture Trustee are executing and delivering this Supplement in order to provide for the Series A Bonds.

All terms used in this Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Supplement or the context clearly requires otherwise.  In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

GRANTING CLAUSE

With respect to the Series A Bonds, the Issuer hereby Grants to the Indenture Trustee, as Indenture Trustee for the benefit of the Secured Parties of the Series A Bonds, all of the Issuer’s right, title and interest (whether now owned or hereafter acquired or arising) in and to (a) the Series Property created under and pursuant to the Financing Order and the Nuclear Asset-Recovery Law, and transferred by the Seller to the Issuer on the date hereof pursuant to the Sale Agreement (including, to the fullest extent permitted by law, the right to impose, bill, collect and receive the Series Charges, the right to obtain periodic adjustments to the Series Charges, and all revenue, collections, claims, rights to payments, payments, money and proceeds arising out of the rights and interests created under the Financing Order), (b) all Series Charges related to the Series Property, (c) the Sale Agreement and the Bill of Sale executed in connection therewith and all property and interests in property transferred under the Sale Agreement and the Bill of Sale with respect to the Series Property and the Series A Bonds, (d) the Servicing Agreement, the Administration Agreement, the Intercreditor Agreement and any subservicing, agency, administration or collection agreements executed in connection therewith, to the extent related to the foregoing Series Property and the Series A Bonds, (e) the Collection Account for the Series A Bonds, all subaccounts thereof and all amounts of cash, instruments, investment property or other assets on deposit therein or credited thereto from time to time and all financial assets and securities entitlements carried therein or credited thereto, (f) all rights to compel the

Servicer to file for and obtain periodic adjustments to the Series Charges in accordance with Section 366.95(2)(c)2.d. and Section 366.95(2)(c)4. of the Nuclear Asset-Recovery Law and the Financing Order, (g) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing, whether such claims, demands, causes and choses in action constitute Series Property, accounts, general intangibles, instruments, contract rights, chattel paper or proceeds of such items or any other form of property, (h) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letters of credit, letters-of-credit rights, money, commercial tort claims and supporting obligations related to the foregoing, and (i) all payments on or under, and all proceeds in respect of, any or all of the foregoing (the “Series A Collateral”), it being understood that the following do not constitute Series A Collateral:  (x) cash that has been released pursuant to the terms of the Indenture, including Section 8.02(e)(x) of the Indenture and, following retirement of all Outstanding Series A Bonds, pursuant to Section 8.02(e)(xii) of the Indenture, (y) amounts deposited with the Issuer on the Series Closing Date, for payment of costs of issuance with respect to the Series A Bonds (together with any interest earnings thereon) or (z) proceeds from the sale of the Series A Bonds required to pay the purchase price for the Series Property and paid pursuant to the Sale Agreement for such Series and upfront Financing Costs, it being understood that such amounts described in clause (x) and clause (y) above shall not be subject to Section 3.17 of the Indenture. For the avoidance of doubt, any Series Property created with respect to an Additional Series shall not be Series A Collateral.

The foregoing Grant is made in trust to secure the Secured Obligations equally and ratably without prejudice, priority or distinction, except as expressly provided in the Indenture, to secure compliance with the provisions of the Indenture with respect to the Series A Bonds, all as provided in the Indenture and to secure the performance by the Issuer of all of its obligations under the Indenture.  The Indenture and this Supplement constitute a security agreement within the meaning of the Nuclear Asset-Recovery Law and under the UCC to the extent that the provisions of the UCC are applicable hereto.

The Indenture Trustee, as indenture trustee on behalf of the Secured Parties of the Series A Bonds, acknowledges such Grant and accepts the trusts under this Supplement and the Indenture in accordance with the provisions of this Supplement and the Indenture.

Designation.  The Series A Bonds shall be designated generally as the Nuclear Asset-Recovery Bonds, and further denominated as WALs Series A 2018, Series A 2021, Series A 2026, Series A 2032 and Series A 2035.

Initial Principal Amount; Bond Interest Rate; Scheduled Final Payment Date; Final Maturity Date; Required Capital Level.  The Series A Bonds of each WAL shall have the initial principal amount, bear interest at the rates per annum (the “Bond Interest Rate”) and shall have the Scheduled Final Payment Dates and the Final Maturity Dates set forth below:

Weighted Average Life	Initial Principal Amount	Bond Interest Rate	Scheduled Final Payment Date	Final Maturity Date
Series A 2018	$183,000,000	1.196%	March 1, 2020	March 1, 2022
Series A 2021	$150,000,000	1.731%	September 1, 2022	September 1, 2024
Series A 2026	$436,000,000	2.538%	September 1, 2029	September 1, 2031
Series A 2032	$250,000,000	2.858%	March 1, 2033	March 1, 2035
Series A 2035	$275,290,000	3.112%	September 1, 2036	September 1, 2038

The Bond Interest Rate shall be computed on the basis of a 360-day year of twelve 30-day months.

The Required Capital Level for the Series A Bonds shall be equal to 0.5% of the initial principal amount thereof.

Authentication Date; Payment Dates; Expected Sinking Fund Schedule for Principal; Periodic Interest; Book-Entry Nuclear Asset-Recovery Bonds; Waterfall Caps.

Authentication Date.  The Series A Bonds that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on June 22, 2016 (the “Series Closing Date”) shall have as their date of authentication June 22, 2016.

Payment Dates.  The “Payment Dates” for the Series A Bonds are March 1 and September 1 of each year or, if any such date is not a Business Day, the next Business Day, commencing on March 1, 2017 and continuing until the earlier of repayment of the Series A Bonds in full and the Final Maturity Date.

Expected Sinking Fund Schedule for Principal.  Unless an Event of Default shall have occurred and be continuing, on each Payment Date, the Indenture Trustee shall distribute to the Holders of record as of the related Record Date amounts payable pursuant to Section 8.02(e) of the Indenture as principal, in the following order and priority: (1) to the holders of the Series A 2018 Nuclear Asset-Recovery Bonds, until the Outstanding Amount of such Series A 2018 Nuclear Asset-Recovery Bonds thereof has been reduced to zero; (2) to the holders of the Series A 2021 Nuclear Asset-Recovery Bonds, until the Outstanding Amount of such Series A 2021 Nuclear Asset-Recovery Bonds thereof has been reduced to zero; (3) to the holders of the Series A 2026 Nuclear Asset-Recovery Bonds, until the Outstanding Amount of such Series A 2026 of Nuclear Asset-Recovery Bonds thereof has been reduced to zero; (4) to the holders of the Series A 2032 Nuclear Asset-Recovery Bonds, until the Outstanding Amount of such Series A 2032 of Nuclear Asset-Recovery Bonds thereof has been reduced to zero; and (5) to the holders of the Series A 2035 Nuclear Asset-Recovery Bonds, until the Outstanding Amount of such Series A 2035 of Nuclear Asset-Recovery Bonds thereof has been reduced to zero; provided, however, that in no event shall a principal payment pursuant to this Section 3(c) on any WAL on a Payment Date be greater than the amount necessary to reduce the Outstanding Amount of such WAL of Nuclear Asset-Recovery Bonds to the amount specified in the Expected Sinking Fund Schedule that is attached as Schedule A hereto for such WAL and Payment Date}.

Periodic Interest.  “Periodic Interest” will be payable on each WAL of the Series A Bonds on each Payment Date in an amount equal to one-half of the product of (i) the applicable Bond Interest Rate and (ii) the Outstanding Amount of the related WAL of Series A Bonds as of the close of business on the preceding Payment Date after giving effect to all payments of principal made to the Holders of the related WAL of Series A Bonds on such preceding Payment Date; provided, however, that, with respect to the initial Payment Date, or if no payment has yet been made, interest on the outstanding principal balance will accrue from and including the Series Closing Date to, but excluding, the following Payment Date.

Book-Entry Nuclear Asset-Recovery Bonds.  The Series A Bonds shall be Book-Entry Nuclear Asset-Recovery Bonds, and the applicable provisions of Section 2.11 of the Indenture shall apply to the Series A Bonds.

Waterfall Caps.  The amount payable with respect to the Series A Bonds pursuant to Section 8.02(e)(i) of the Indenture shall not exceed $500,000 annually.

Authorized Denominations.  The Series A Bonds shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof, except for one bond, which may be a smaller denomination (the “Authorized Denominations”).

Delivery and Payment for the Series A Bonds; Form of the Series A Bonds.  The Indenture Trustee shall deliver the Series A Bonds to the Issuer when authenticated in accordance with Section 2.03 of the Indenture.  The Series A 2018 Nuclear Asset-Recovery Bonds, Series A 2021 Nuclear Asset-Recovery Bonds, Series A 2026 Nuclear Asset-Recovery Bonds, Series A 2032 Nuclear Asset-Recovery Bonds and Series A 2035 Nuclear Asset-Recovery Bonds shall be in the form of Exhibits 1 through 5 hereto.

Ratification of Indenture.  As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Supplement, shall be read, taken and construed as one and the same instrument.  This Supplement amends, modifies and supplements the Indenture only insofar as it relates to the Series A Bonds.

Counterparts.  This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Governing Law.  This Supplement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the New York General Obligations Law and Sections 9-301 through 9-306 of the NY UCC), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws; provided, that, except as set forth in Section 8.02(b) of the Indenture, the creation, attachment and perfection of any Liens created under the Indenture in Property, and all rights and remedies of the Indenture Trustee and the Holders with respect to the Property, shall be governed by the laws of the State of Florida.

Issuer Obligation.  No recourse may be taken directly or indirectly by the Holders with respect to the obligations of the Issuer on the Series A Bonds, under the Indenture or this

Supplement or any certificate or other writing delivered in connection herewith or therewith, against (a) any owner of a beneficial interest in the Issuer (including Duke Energy Florida) or (b) any shareholder, partner, owner, beneficiary, officer, director, employee or agent of the Indenture Trustee, the Managers or any owner of a beneficial interest in the Issuer (including Duke Energy Florida) in its individual capacity, or of any successor or assign of any of them in their respective individual or corporate capacities, except as any such Person may have expressly agreed.  Each Holder by accepting a Series A Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Series A Bonds.

Indenture Trustee Disclaimer.  The Indenture Trustee is not responsible for the validity or sufficiency of this Supplement or for the recitals contained herein.

Submission to Non-Exclusive Jurisdiction; Waiver of Jury Trial.  Each of the Issuer and the Indenture Trustee hereby irrevocably submits to the non-exclusive jurisdiction of any New York State court sitting in The Borough of Manhattan in The City of New York or any U.S. federal court sitting in The Borough of Manhattan in The City of New York in respect of any suit, action or proceeding arising out of or relating to this Supplement and the Series A Bonds and irrevocably accepts for itself and in respect of its respective property, generally and unconditionally, jurisdiction of the aforesaid courts.  Each of the Issuer and the Indenture Trustee irrevocably waives, to the fullest extent that it may effectively do so under applicable law, trial by jury.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DUKE ENERGY FLORIDA PROJECT FINANCE, LLC,
as Issuer

By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	President, Chief Financial Officer and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee and as Securities Intermediary

By:	/s/ Mitchell L. Brumwell
	Name:	Mitchell L. Brumwell
	Title:	Vice President

SCHEDULE A
TO SERIES SUPPLEMENT

EXPECTED SINKING FUND SCHEDULE

OUTSTANDING PRINCIPAL BALANCE

Date	Series A 2018	Series A 2021	Series A 2026	Series A 2032	Series A 2035
Series Closing Date	$183,000,000	$150,000,000	$436,000,000	$250,000,000	$275,290,000
March 1, 2017	$147,300,00	$150,000,000	$436,000,000	$250,000,000	$275,290,000
September 1, 2017	$120,300,000	$150,000,000	$436,000,000	$250,000,000	$275,290,000
March 1, 2018	$91,968,362	$150,000,000	$436,000,000	$250,000,000	$275,290,000
September 1, 2018	$66,819,301	$150,000,000	$436,000,000	$250,000,000	$275,290,000
March 1, 2019	$38,167,849	$150,000,000	$436,000,000	$250,000,000	$275,290,000
September 1, 2019	$12,697,061	$150,000,000	$436,000,000	$250,000,000	$275,290,000
March 1, 2020		$133,721,958	$436,000,000	$250,000,000	$275,290,000
September 1, 2020		$107,883,912	$436,000,000	$250,000,000	$275,290,000
March 1, 2021		$78,473,209	$436,000,000	$250,000,000	$275,290,000
September 1, 2021		$52,163,338	$436,000,000	$250,000,000	$275,290,000
March 1, 2022		$22,276,781	$436,000,000	$250,000,000	$275,290,000
September 1, 2022			$431,486,993	$250,000,000	$275,290,000
March 1, 2023			$401,419,122	$250,000,000	$275,290,000
September 1, 2023			$374,328,724	$250,000,000	$275,290,000
March 1, 2024			$343,548,495	$250,000,000	$275,290,000
September 1, 2024			$315,736,958	$250,000,000	$275,290,000
March 1, 2025			$284,226,703	$250,000,000	$275,290,000
September 1, 2025			$255,676,143	$250,000,000	$275,290,000
March 1, 2026			$223,417,756	$250,000,000	$275,290,000

September 1, 2026	$194,109,843	$250,000,000	$275,290,000
March 1, 2027	$161,084,768	$250,000,000	$275,290,000
September 1, 2027	$131,000,718	$250,000,000	$275,290,000
March 1, 2028	$97,189,941	$250,000,000	$275,290,000
September 1, 2028	$66,310,505	$250,000,000	$275,290,000
March 1, 2029	$31,694,550	$250,000,000	$275,290,000
September 1, 2029		$250,000,000	$275,290,000
March 1, 2030		$214,357,231	$275,290,000
September 1, 2030		$181,556,335	$275,290,000
March 1, 2031		$144,928,619	$275,290,000
September 1, 2031		$111,133,282	$275,290,000
March 1, 2032		$73,491,827	$275,290,000
September 1, 2032		$38,669,301	$275,290,000
March 1, 2033			$275,290,000
September 1, 2033			$239,255,018
March 1, 2034			$199,408,169
September 1, 2034			$162,192,506
March 1, 2035			$121,146,581
September 1, 2035			$82,613,161
March 1, 2036			$40,324,274
September 1, 2036

EXHIBIT 1
TO SERIES SUPPLEMENT

FORM OF SERIES A 2018 NUCLEAR ASSET-RECOVERY BONDS

{See Attached}

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 1	$183,000,000
WAL Designation: Series A 2018	CUSIP No.: 26444G AA1

THE PRINCIPAL OF THIS SERIES A 2018 SENIOR SECURED NUCLEAR ASSET-RECOVERY BOND, (THIS “NUCLEAR ASSET-RECOVERY BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NUCLEAR ASSET-RECOVERY BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.  THE HOLDER OF THIS NUCLEAR ASSET-RECOVERY BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE SERIES COLLATERAL, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER.  ALL OBLIGATIONS OF THE ISSUER OF THIS NUCLEAR ASSET-RECOVERY BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE.  THE HOLDER OF THIS NUCLEAR ASSET-RECOVERY BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF THIS NUCLEAR ASSET-RECOVERY BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES.  NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY

SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF FLORIDA IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS NUCLEAR ASSET-RECOVERY BOND.

DUKE ENERGY FLORIDA PROJECT FINANCE, LLC
SERIES A 2018 SENIOR SECURED NUCLEAR ASSET-RECOVERY BONDS

BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE

1.196%	$183,000,000	March 1, 2020	March 1, 2022

Duke Energy Florida Project Finance, LLC, a limited liability company created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Bond Interest Rate shown above, on each March 1 and September 1 or, if any such day is not a Business Day, the next Business Day, commencing on March 1, 2017 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this Nuclear Asset-Recovery Bond.  Interest on this Nuclear Asset-Recovery Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance.  Interest will be computed on the basis of 360-day year of twelve 30-day months.  Such principal of and interest on this Nuclear Asset-Recovery Bond shall be paid in the manner specified below.

The principal of and interest on this Nuclear Asset-Recovery Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Nuclear Asset-Recovery Bond shall be applied first to interest due and payable on this Nuclear Asset-Recovery Bond as provided above and then to the unpaid principal of and premium, if any, on this Nuclear Asset-Recovery Bond, all in the manner set forth in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Nuclear Asset-Recovery Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Date: June 22, 2016	DUKE ENERGY FLORIDA PROJECT FINANCE, LLC,
as Issuer

By:
		Name:	[ ]
		Title:	[ ]

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

Dated: June 22, 2016

This is one of the Series A 2018 Senior Secured Nuclear Asset-Recovery Bonds, designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:
	Name:	[ ]
	Title:	[ ]

This Senior Secured Nuclear Asset-Recovery Bond, Series A 2018 is one of a duly authorized issue of Series A Senior Secured Nuclear Asset-Recovery Bonds of the Issuer (herein called the “Series A Bonds”), which Bonds are issuable in one or more Series, which Series are issuable in one or more WALs.  The Series A Bonds consist of 5 WALs, including the Series A 2018 Senior Secured Nuclear Asset-Recovery Bonds, which include this Senior Secured Nuclear Asset-Recovery Bond (herein called the “Series A 2018 Nuclear Asset-Recovery Bonds”), all issued and to be issued under that certain Indenture dated as of June 22, 2016 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, National Association, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Bonds.  For purposes herein, “Series Supplement” means that certain Series Supplement dated as of June 22, 2016 between the Issuer and the Indenture Trustee.  All terms used in this Series A 2018 Nuclear Asset-Recovery Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All WALs of Series A Bonds are and will be equally and ratably secured by the Series Collateral pledged as security therefor as provided in the Indenture.

The principal of this Series A 2018 Nuclear Asset-Recovery Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account for the Series A Bonds are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Sinking Fund Schedule that is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing a majority of the Outstanding Amount of the Bonds of this Series have declared the Series A Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture.  The entire unpaid principal amount of this Series A 2018 Nuclear Asset-Recovery Bond shall be due and payable on the Final Maturity Date hereof.  Notwithstanding the foregoing, the entire unpaid principal amount of the Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Bonds representing a majority of the Outstanding Amount of the Bonds of this Series have declared the Nuclear Asset-Recovery Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  All principal payments on the Series A 2018 Nuclear Asset-Recovery Bonds shall be made pro rata to the Holders of the Series A 2018 Nuclear Asset-Recovery Bonds entitled thereto based on the respective principal amounts of the Series A 2018 Nuclear Asset-Recovery Bonds held by them.

Payments of interest on this Series A 2018 Nuclear Asset-Recovery Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Series A 2018 Nuclear Asset-Recovery Bond (or one or more Predecessor Nuclear Asset-Recovery Bonds) on the Nuclear Asset-Recovery Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global Nuclear Asset-Recovery Bond evidencing this Series A 2018 Nuclear Asset-Recovery Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Series A 2018 Nuclear Asset-Recovery Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Nuclear Asset-Recovery Bond evidencing this Series A 2018 Nuclear Asset-Recovery Bond unless and until such Global Nuclear Asset-Recovery Bond is exchanged for Definitive Nuclear Asset-Recovery Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Series A 2018 Nuclear Asset-Recovery Bond on a Payment Date, which shall be payable as provided below.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Nuclear Asset-Recovery Bond Register as of the applicable Record Date without requiring that this Series A 2018 Nuclear Asset-Recovery Bond be submitted for notation of payment.  Any reduction in the principal amount of this Series A 2018 Nuclear Asset-Recovery Bond (or any one or more Predecessor Nuclear Asset-Recovery Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Series A 2018 Nuclear Asset-Recovery Bond and of any Nuclear Asset-Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Series A 2018 Nuclear Asset-Recovery Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Series A 2018 Nuclear Asset-Recovery Bond and shall specify the place where this Series A 2018 Nuclear Asset-Recovery Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Bond Interest Rate to the extent lawful.

This Series A 2018 Nuclear Asset-Recovery Bond is a “nuclear asset-recovery bond” as such term is defined in the Nuclear Asset-Recovery Law.  Principal and interest due and payable on this Series A 2018 Nuclear Asset-Recovery Bond are payable from and secured primarily by Series Property created and established by the Financing Order obtained from the Florida Public Service Commission pursuant to the Nuclear Asset-Recovery Law.  Series Property consists of the rights and interests of the Seller in the Financing Order, including the right to impose, bill, collect and receive Series Charges, the right to obtain True-Up Adjustments and all revenue, collections, claims, rights to payments, payments, moneys and proceeds arising out of the rights and interests created under the Financing Order.

Under the laws of the State of Florida in effect on the date hereof, pursuant to Section 366.95(11) of the Nuclear Asset-Recovery Law, the State of Florida has pledged to agree and work with the Holders, the Indenture Trustee, other Financing Parties that the State of Florida will not (a) alter the provisions of Section 366.95(11) of the Nuclear Asset-Recovery Law which make the Charges imposed by the Financing Order or Subsequent Financing Order irrevocable, binding, and nonbypassable charges; (b) take or permit any action that impairs or would impair the value of Property or revises the Nuclear Asset-Recovery Costs for which recovery is authorized; (c) or except as authorized under the Nuclear Asset-Recovery Law, reduce, alter, or impair Charges that are to be imposed, collected, and remitted for the benefit of the Holders, the Indenture Trustee and other Financing Parties until any and all principal, interest, premium, Financing Costs and other fees, expenses, or charges incurred, and any contracts to be performed, in connection with the related Nuclear Asset-Recovery Bonds have been paid and performed in full.

The Issuer and Duke Energy Florida hereby acknowledge that the purchase of this Nuclear Asset-Recovery Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Series A 2018 Nuclear Asset-Recovery Bond may be registered on the Nuclear Asset-Recovery Bond Register upon surrender of this Series A 2018 Nuclear Asset-Recovery Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Nuclear Asset-Recovery Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Series A 2018 Nuclear Asset-Recovery Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

Each Holder, by acceptance of a Series A 2018 Nuclear Asset-Recovery Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Series A 2018 Nuclear Asset-Recovery Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) any owner of a membership interest in the Issuer (including Duke Energy Florida) or (b) any shareholder, partner, owner, beneficiary, agent, officer or employee of the

Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including Duke Energy Florida) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing.  Each Holder by accepting a Series A 2018 Nuclear Asset-Recovery Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Series A 2018 Nuclear Asset-Recovery Bonds.

Prior to the due presentment for registration of transfer of this Series A 2018 Nuclear Asset-Recovery Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Series A 2018 Nuclear Asset-Recovery Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Series A 2018 Nuclear Asset-Recovery Bond and for all other purposes whatsoever, whether or not this Series A 2018 Nuclear Asset-Recovery Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Nuclear Asset-Recovery Bonds under the Indenture at any time by the Issuer with the consent of the Holders representing a majority of the Outstanding Amount of all Nuclear Asset-Recovery Bonds at the time outstanding of each Series or WAL to be affected and upon the satisfaction of the Rating Agency Condition and Commission Condition.  The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Nuclear Asset-Recovery Bonds of all Series, on behalf of the Holders of all the Nuclear Asset-Recovery Bonds, with the consent of the Commission, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Series A 2018 Nuclear Asset-Recovery Bond (or any one of more Predecessor Nuclear Asset-Recovery Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Series A 2018 Nuclear Asset-Recovery Bond and of any Series A 2018 Nuclear Asset-Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series A 2018 Nuclear Asset-Recovery Bond.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Nuclear Asset-Recovery Bonds issued thereunder, but with the satisfaction of the Commission Condition.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on a Nuclear Asset-Recovery Bond of a Series and (b) certain restrictive covenants and the related Events of Default of a Series, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Series A 2018 Nuclear Asset-Recovery Bond.

The term “Issuer” as used in this Series A 2018 Nuclear Asset-Recovery Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Series A 2018 Nuclear Asset-Recovery Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

This Series A 2018 Nuclear Asset-Recovery Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the New York General Obligations Law and Sections 9-301 through 9-306 of the NY UCC), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws; provided, that the creation, attachment and perfection of any Liens created under the Indenture in Property, and all rights and remedies of the Indenture Trustee and the Holders with respect to the Property, shall be governed by the laws of the State of Florida.

No reference herein to the Indenture and no provision of this Series A 2018 Nuclear Asset-Recovery Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Series A 2018 Nuclear Asset-Recovery Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Series A 2018 Nuclear Asset-Recovery Bond, by acquiring any Series A 2018 Nuclear Asset-Recovery Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Series A 2018 Nuclear Asset-Recovery Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Series Collateral and (b) solely for purposes of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Series A 2018 Nuclear Asset-Recovery Bonds are outstanding, agree to treat the Series A 2018 Nuclear Asset-Recovery Bonds as indebtedness of the sole owner of the Issuer secured by the Series Collateral unless otherwise required by appropriate taxing authorities.

ABBREVIATIONS

The following abbreviations, when used above on this Nuclear Asset-Recovery Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	Custodian
(Custodian) (minor)

Under Uniform Gifts to Minor Act ( )
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Series A 2018 Nuclear Asset-Recovery Bond and all rights thereunder, and hereby irrevocably constitutes and appoints             , attorney, to transfer said Series A 2018 Nuclear Asset-Recovery Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Series A 2018 Nuclear Asset-Recovery Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE:  Signature(s) must be guaranteed by an institution that is a member of:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.

EXHIBIT 2
TO SERIES SUPPLEMENT

FORM OF SERIES A 2021 NUCLEAR ASSET-RECOVERY BONDS

{See Attached}

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 2	$150,000,000
WAL Designation: Series A 2021	CUSIP No.: 26444G AB9

THE PRINCIPAL OF THIS SERIES A 2021 SENIOR SECURED NUCLEAR ASSET-RECOVERY BOND, (THIS “NUCLEAR ASSET-RECOVERY BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NUCLEAR ASSET-RECOVERY BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.  THE HOLDER OF THIS NUCLEAR ASSET-RECOVERY BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE SERIES COLLATERAL, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER.  ALL OBLIGATIONS OF THE ISSUER OF THIS NUCLEAR ASSET-RECOVERY BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE.  THE HOLDER OF THIS NUCLEAR ASSET-RECOVERY BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF THIS NUCLEAR ASSET-RECOVERY BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES.  NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY

SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF FLORIDA IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS NUCLEAR ASSET-RECOVERY BOND.

DUKE ENERGY FLORIDA PROJECT FINANCE, LLC
SERIES A 2021 SENIOR SECURED NUCLEAR ASSET-RECOVERY BONDS

BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE
1.731%	$150,000,000	September 1, 2022	September 1, 2024

Duke Energy Florida Project Finance, LLC, a limited liability company created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Bond Interest Rate shown above, on each March 1 and September 1 or, if any such day is not a Business Day, the next Business Day, commencing on March 1, 2017 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this Nuclear Asset-Recovery Bond.  Interest on this Nuclear Asset-Recovery Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance.  Interest will be computed on the basis of 360-day year of twelve 30-day months.  Such principal of and interest on this Nuclear Asset-Recovery Bond shall be paid in the manner specified below.

The principal of and interest on this Nuclear Asset-Recovery Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Nuclear Asset-Recovery Bond shall be applied first to interest due and payable on this Nuclear Asset-Recovery Bond as provided above and then to the unpaid principal of and premium, if any, on this Nuclear Asset-Recovery Bond, all in the manner set forth in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Nuclear Asset-Recovery Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Date: June 22, 2016	DUKE ENERGY FLORIDA PROJECT FINANCE, LLC,
as Issuer

By:
		Name:	[ ]
		Title:	[ ]

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

Dated: June 22, 2016

This is one of the Series A 2021 Senior Secured Nuclear Asset-Recovery Bonds, designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee

By:
	Name:	[ ]
	Title:	[ ]

This Senior Secured Nuclear Asset-Recovery Bond, Series A 2021 is one of a duly authorized issue of Series A Senior Secured Nuclear Asset-Recovery Bonds of the Issuer (herein called the “Series A Bonds”), which Bonds are issuable in one or more Series, which Series are issuable in one or more WALs.  The Series A Bonds consist of 5 WALs, including the Series A 2021 Senior Secured Nuclear Asset-Recovery Bonds, which include this Senior Secured Nuclear Asset-Recovery Bond (herein called the “Series A 2021 Nuclear Asset-Recovery Bonds”), all issued and to be issued under that certain Indenture dated as of June 22, 2016 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, National Association, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Bonds.  For purposes herein, “Series Supplement” means that certain Series Supplement dated as of June 22, 2016 between the Issuer and the Indenture Trustee.  All terms used in this Series A 2021 Nuclear Asset-Recovery Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All WALs of Series A Bonds are and will be equally and ratably secured by the Series Collateral pledged as security therefor as provided in the Indenture.

The principal of this Series A 2021 Nuclear Asset-Recovery Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account for the Series A Bonds are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Sinking Fund Schedule that is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing a majority of the Outstanding Amount of the Bonds of this Series have declared the Series A Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture.  The entire unpaid principal amount of this Series A 2021 Nuclear Asset-Recovery Bond shall be due and payable on the Final Maturity Date hereof.  Notwithstanding the foregoing, the entire unpaid principal amount of the Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Bonds representing a majority of the Outstanding Amount of the Bonds of this Series have declared the Nuclear Asset-Recovery Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  All principal payments on the Series A 2021 Nuclear Asset-Recovery Bonds shall be made pro rata to the Holders of the Series A 2021 Nuclear Asset-Recovery Bonds entitled thereto based on the respective principal amounts of the Series A 2021 Nuclear Asset-Recovery Bonds held by them.

Payments of interest on this Series A 2021 Nuclear Asset-Recovery Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Series A 2021 Nuclear Asset-Recovery Bond (or one or more Predecessor Nuclear Asset-Recovery Bonds) on the Nuclear Asset-Recovery Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global Nuclear Asset-Recovery Bond evidencing this Series A 2021 Nuclear Asset-Recovery Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Series A 2021 Nuclear Asset-Recovery Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Nuclear Asset-Recovery Bond evidencing this Series A 2021 Nuclear Asset-Recovery Bond unless and until such Global Nuclear Asset-Recovery Bond is exchanged for Definitive Nuclear Asset-Recovery Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Series A 2021 Nuclear Asset-Recovery Bond on a Payment Date, which shall be payable as provided below.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Nuclear Asset-Recovery Bond Register as of the applicable Record Date without requiring that this Series A 2021 Nuclear Asset-Recovery Bond be submitted for notation of payment.  Any reduction in the principal amount of this Series A 2021 Nuclear Asset-Recovery Bond (or any one or more Predecessor Nuclear Asset-Recovery Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Series A 2021 Nuclear Asset-Recovery Bond and of any Nuclear Asset-Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Series A 2021 Nuclear Asset-Recovery Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Series A 2021 Nuclear Asset-Recovery Bond and shall specify the place where this Series A 2021 Nuclear Asset-Recovery Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Bond Interest Rate to the extent lawful.

This Series A 2021 Nuclear Asset-Recovery Bond is a “nuclear asset-recovery bond” as such term is defined in the Nuclear Asset-Recovery Law.  Principal and interest due and payable on this Series A 2021 Nuclear Asset-Recovery Bond are payable from and secured primarily by Series Property created and established by the Financing Order obtained from the Florida Public Service Commission pursuant to the Nuclear Asset-Recovery Law.  Series Property consists of the rights and interests of the Seller in the Financing Order, including the right to impose, bill, collect and receive Series Charges, the right to obtain True-Up Adjustments and all revenue, collections, claims, rights to payments, payments, moneys and proceeds arising out of the rights and interests created under the Financing Order.

Under the laws of the State of Florida in effect on the date hereof, pursuant to Section 366.95(11) of the Nuclear Asset-Recovery Law, the State of Florida has pledged to agree and work with the Holders, the Indenture Trustee, other Financing Parties that the State of Florida will not (a) alter the provisions of Section 366.95(11) of the Nuclear Asset-Recovery Law which make the Charges imposed by the Financing Order or Subsequent Financing Order irrevocable, binding, and nonbypassable charges; (b) take or permit any action that impairs or would impair the value of Property or revises the Nuclear Asset-Recovery Costs for which recovery is authorized; (c) or except as authorized under the Nuclear Asset-Recovery Law, reduce, alter, or impair Charges that are to be imposed, collected, and remitted for the benefit of the Holders, the Indenture Trustee and other Financing Parties until any and all principal, interest, premium, Financing Costs and other fees, expenses, or charges incurred, and any contracts to be performed, in connection with the related Nuclear Asset-Recovery Bonds have been paid and performed in full.

The Issuer and Duke Energy Florida hereby acknowledge that the purchase of this Nuclear Asset-Recovery Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Series A 2021 Nuclear Asset-Recovery Bond may be registered on the Nuclear Asset-Recovery Bond Register upon surrender of this Series A 2021 Nuclear Asset-Recovery Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Nuclear Asset-Recovery Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Series A 2021 Nuclear Asset-Recovery Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

Each Holder, by acceptance of a Series A 2021 Nuclear Asset-Recovery Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Series A 2021 Nuclear Asset-Recovery Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) any owner of a membership interest in the Issuer (including Duke Energy Florida) or (b) any shareholder, partner, owner, beneficiary, agent, officer or employee of the

Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including Duke Energy Florida) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing.  Each Holder by accepting a Series A 2021 Nuclear Asset-Recovery Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Series A 2021 Nuclear Asset-Recovery Bonds.

Prior to the due presentment for registration of transfer of this Series A 2021 Nuclear Asset-Recovery Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Series A 2021 Nuclear Asset-Recovery Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Series A 2021 Nuclear Asset-Recovery Bond and for all other purposes whatsoever, whether or not this Series A 2021 Nuclear Asset-Recovery Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Nuclear Asset-Recovery Bonds under the Indenture at any time by the Issuer with the consent of the Holders representing a majority of the Outstanding Amount of all Nuclear Asset-Recovery Bonds at the time outstanding of each Series or WAL to be affected and upon the satisfaction of the Rating Agency Condition and Commission Condition.  The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Nuclear Asset-Recovery Bonds of all Series, on behalf of the Holders of all the Nuclear Asset-Recovery Bonds, with the consent of the Commission, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Series A 2021 Nuclear Asset-Recovery Bond (or any one of more Predecessor Nuclear Asset-Recovery Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Series A 2021 Nuclear Asset-Recovery Bond and of any Series A 2021 Nuclear Asset-Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series A 2021 Nuclear Asset-Recovery Bond.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Nuclear Asset-Recovery Bonds issued thereunder, but with the satisfaction of the Commission Condition.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on a Nuclear Asset-Recovery Bond of a Series and (b) certain restrictive covenants and the related Events of Default of a Series, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Series A 2021 Nuclear Asset-Recovery Bond.

The term “Issuer” as used in this Series A 2021 Nuclear Asset-Recovery Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Series A 2021 Nuclear Asset-Recovery Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

This Series A 2021 Nuclear Asset-Recovery Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the New York General Obligations Law and Sections 9-301 through 9-306 of the NY UCC), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws; provided, that the creation, attachment and perfection of any Liens created under the Indenture in Property, and all rights and remedies of the Indenture Trustee and the Holders with respect to the Property, shall be governed by the laws of the State of Florida.

No reference herein to the Indenture and no provision of this Series A 2021 Nuclear Asset-Recovery Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Series A 2021 Nuclear Asset-Recovery Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Series A 2021 Nuclear Asset-Recovery Bond, by acquiring any Series A 2021 Nuclear Asset-Recovery Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Series A 2021 Nuclear Asset-Recovery Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Series Collateral and (b) solely for purposes of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Series A 2021 Nuclear Asset-Recovery Bonds are outstanding, agree to treat the Series A 2021 Nuclear Asset-Recovery Bonds as indebtedness of the sole owner of the Issuer secured by the Series Collateral unless otherwise required by appropriate taxing authorities.

ABBREVIATIONS

The following abbreviations, when used above on this Nuclear Asset-Recovery Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	Custodian
(Custodian) (minor)

Under Uniform Gifts to Minor Act ( )
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Series A 2021 Nuclear Asset-Recovery Bond and all rights thereunder, and hereby irrevocably constitutes and appoints             , attorney, to transfer said Series A 2021 Nuclear Asset-Recovery Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Series A 2021 Nuclear Asset-Recovery Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE:  Signature(s) must be guaranteed by an institution that is a member of:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.

EXHIBIT 3
TO SERIES SUPPLEMENT

FORM OF SERIES A 2026 NUCLEAR ASSET-RECOVERY BONDS

{See Attached}

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 3	$436,000,000
WAL Designation: Series A 2026	CUSIP No.: 26444G AC7

THE PRINCIPAL OF THIS SERIES A 2026 SENIOR SECURED NUCLEAR ASSET-RECOVERY BOND, (THIS “NUCLEAR ASSET-RECOVERY BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NUCLEAR ASSET-RECOVERY BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.  THE HOLDER OF THIS NUCLEAR ASSET-RECOVERY BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE SERIES COLLATERAL, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER.  ALL OBLIGATIONS OF THE ISSUER OF THIS NUCLEAR ASSET-RECOVERY BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE.  THE HOLDER OF THIS NUCLEAR ASSET-RECOVERY BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF THIS NUCLEAR ASSET-RECOVERY BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES.  NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY

SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF FLORIDA IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS NUCLEAR ASSET-RECOVERY BOND.

DUKE ENERGY FLORIDA PROJECT FINANCE, LLC
SERIES A 2026 SENIOR SECURED NUCLEAR ASSET-RECOVERY BONDS

BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE
2.538%	$436,000,000	September 1, 2029	September 1, 2031

Duke Energy Florida Project Finance, LLC, a limited liability company created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Bond Interest Rate shown above, on each March 1 and September 1 or, if any such day is not a Business Day, the next Business Day, commencing on March 1, 2017 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this Nuclear Asset-Recovery Bond.  Interest on this Nuclear Asset-Recovery Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance.  Interest will be computed on the basis of 360-day year of twelve 30-day months.  Such principal of and interest on this Nuclear Asset-Recovery Bond shall be paid in the manner specified below.

The principal of and interest on this Nuclear Asset-Recovery Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Nuclear Asset-Recovery Bond shall be applied first to interest due and payable on this Nuclear Asset-Recovery Bond as provided above and then to the unpaid principal of and premium, if any, on this Nuclear Asset-Recovery Bond, all in the manner set forth in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Nuclear Asset-Recovery Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Date: June 22, 2016	DUKE ENERGY FLORIDA PROJECT FINANCE, LLC,
as Issuer

By:
		Name:	[ ]
		Title:	[ ]

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

Dated: June 22, 2016

This is one of the Series A 2026 Senior Secured Nuclear Asset-Recovery Bonds, designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee

By:
	Name:	[ ]
	Title:	[ ]

This Senior Secured Nuclear Asset-Recovery Bond, Series A 2026 is one of a duly authorized issue of Series A Senior Secured Nuclear Asset-Recovery Bonds of the Issuer (herein called the “Series A Bonds”), which Bonds are issuable in one or more Series, which Series are issuable in one or more WALs.  The Series A Bonds consist of 5 WALs, including the Series A 2026 Senior Secured Nuclear Asset-Recovery Bonds, which include this Senior Secured Nuclear Asset-Recovery Bond (herein called the “Series A 2026 Nuclear Asset-Recovery Bonds”), all issued and to be issued under that certain Indenture dated as of June 22, 2016 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, National Association, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Bonds.  For purposes herein, “Series Supplement” means that certain Series Supplement dated as of June 22, 2016 between the Issuer and the Indenture Trustee.  All terms used in this Series A 2026 Nuclear Asset-Recovery Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All WALs of Series A Bonds are and will be equally and ratably secured by the Series Collateral pledged as security therefor as provided in the Indenture.

The principal of this Series A 2026 Nuclear Asset-Recovery Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account for the Series A Bonds are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Sinking Fund Schedule that is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing a majority of the Outstanding Amount of the Bonds of this Series have declared the Series A Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture.  The entire unpaid principal amount of this Series A 2026 Nuclear Asset-Recovery Bond shall be due and payable on the Final Maturity Date hereof.  Notwithstanding the foregoing, the entire unpaid principal amount of the Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Bonds representing a majority of the Outstanding Amount of the Bonds of this Series have declared the Nuclear Asset-Recovery Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  All principal payments on the Series A 2026 Nuclear Asset-Recovery Bonds shall be made pro rata to the Holders of the Series A 2026 Nuclear Asset-Recovery Bonds entitled thereto based on the respective principal amounts of the Series A 2026 Nuclear Asset-Recovery Bonds held by them.

Payments of interest on this Series A 2026 Nuclear Asset-Recovery Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Series A 2026 Nuclear Asset-Recovery Bond (or one or more Predecessor Nuclear Asset-Recovery Bonds) on the Nuclear Asset-Recovery Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global Nuclear Asset-Recovery Bond evidencing this Series A 2026 Nuclear Asset-Recovery Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Series A 2026 Nuclear Asset-Recovery Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Nuclear Asset-Recovery Bond evidencing this Series A 2026 Nuclear Asset-Recovery Bond unless and until such Global Nuclear Asset-Recovery Bond is exchanged for Definitive Nuclear Asset-Recovery Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Series A 2026 Nuclear Asset-Recovery Bond on a Payment Date, which shall be payable as provided below.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Nuclear Asset-Recovery Bond Register as of the applicable Record Date without requiring that this Series A 2026 Nuclear Asset-Recovery Bond be submitted for notation of payment.  Any reduction in the principal amount of this Series A 2026 Nuclear Asset-Recovery Bond (or any one or more Predecessor Nuclear Asset-Recovery Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Series A 2026 Nuclear Asset-Recovery Bond and of any Nuclear Asset-Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Series A 2026 Nuclear Asset-Recovery Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Series A 2026 Nuclear Asset-Recovery Bond and shall specify the place where this Series A 2026 Nuclear Asset-Recovery Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Bond Interest Rate to the extent lawful.

This Series A 2026 Nuclear Asset-Recovery Bond is a “nuclear asset-recovery bond” as such term is defined in the Nuclear Asset-Recovery Law.  Principal and interest due and payable on this Series A 2026 Nuclear Asset-Recovery Bond are payable from and secured primarily by Series Property created and established by the Financing Order obtained from the Florida Public Service Commission pursuant to the Nuclear Asset-Recovery Law.  Series Property consists of the rights and interests of the Seller in the Financing Order, including the right to impose, bill, collect and receive Series Charges, the right to obtain True-Up Adjustments and all revenue, collections, claims, rights to payments, payments, moneys and proceeds arising out of the rights and interests created under the Financing Order.

Under the laws of the State of Florida in effect on the date hereof, pursuant to Section 366.95(11) of the Nuclear Asset-Recovery Law, the State of Florida has pledged to agree and work with the Holders, the Indenture Trustee, other Financing Parties that the State of Florida will not (a) alter the provisions of Section 366.95(11) of the Nuclear Asset-Recovery Law which make the Charges imposed by the Financing Order or Subsequent Financing Order irrevocable, binding, and nonbypassable charges; (b) take or permit any action that impairs or would impair the value of Property or revises the Nuclear Asset-Recovery Costs for which recovery is authorized; (c) or except as authorized under the Nuclear Asset-Recovery Law, reduce, alter, or impair Charges that are to be imposed, collected, and remitted for the benefit of the Holders, the Indenture Trustee and other Financing Parties until any and all principal, interest, premium, Financing Costs and other fees, expenses, or charges incurred, and any contracts to be performed, in connection with the related Nuclear Asset-Recovery Bonds have been paid and performed in full.

The Issuer and Duke Energy Florida hereby acknowledge that the purchase of this Nuclear Asset-Recovery Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Series A 2026 Nuclear Asset-Recovery Bond may be registered on the Nuclear Asset-Recovery Bond Register upon surrender of this Series A 2026 Nuclear Asset-Recovery Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Nuclear Asset-Recovery Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Series A 2026 Nuclear Asset-Recovery Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

Each Holder, by acceptance of a Series A 2026 Nuclear Asset-Recovery Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Series A 2026 Nuclear Asset-Recovery Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) any owner of a membership interest in the Issuer (including Duke Energy Florida) or (b) any shareholder, partner, owner, beneficiary, agent, officer or employee of the

Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including Duke Energy Florida) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing.  Each Holder by accepting a Series A 2026 Nuclear Asset-Recovery Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Series A 2026 Nuclear Asset-Recovery Bonds.

Prior to the due presentment for registration of transfer of this Series A 2026 Nuclear Asset-Recovery Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Series A 2026 Nuclear Asset-Recovery Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Series A 2026 Nuclear Asset-Recovery Bond and for all other purposes whatsoever, whether or not this Series A 2026 Nuclear Asset-Recovery Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Nuclear Asset-Recovery Bonds under the Indenture at any time by the Issuer with the consent of the Holders representing a majority of the Outstanding Amount of all Nuclear Asset-Recovery Bonds at the time outstanding of each Series or WAL to be affected and upon the satisfaction of the Rating Agency Condition and Commission Condition.  The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Nuclear Asset-Recovery Bonds of all Series, on behalf of the Holders of all the Nuclear Asset-Recovery Bonds, with the consent of the Commission, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Series A 2026 Nuclear Asset-Recovery Bond (or any one of more Predecessor Nuclear Asset-Recovery Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Series A 2026 Nuclear Asset-Recovery Bond and of any Series A 2026 Nuclear Asset-Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series A 2026 Nuclear Asset-Recovery Bond.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Nuclear Asset-Recovery Bonds issued thereunder, but with the satisfaction of the Commission Condition.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on a Nuclear Asset-Recovery Bond of a Series and (b) certain restrictive covenants and the related Events of Default of a Series, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Series A 2026 Nuclear Asset-Recovery Bond.

The term “Issuer” as used in this Series A 2026 Nuclear Asset-Recovery Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Series A 2026 Nuclear Asset-Recovery Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

This Series A 2026 Nuclear Asset-Recovery Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the New York General Obligations Law and Sections 9-301 through 9-306 of the NY UCC), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws; provided, that the creation, attachment and perfection of any Liens created under the Indenture in Property, and all rights and remedies of the Indenture Trustee and the Holders with respect to the Property, shall be governed by the laws of the State of Florida.

No reference herein to the Indenture and no provision of this Series A 2026 Nuclear Asset-Recovery Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Series A 2026 Nuclear Asset-Recovery Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Series A 2026 Nuclear Asset-Recovery Bond, by acquiring any Series A 2026 Nuclear Asset-Recovery Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Series A 2026 Nuclear Asset-Recovery Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Series Collateral and (b) solely for purposes of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Series A 2026 Nuclear Asset-Recovery Bonds are outstanding, agree to treat the Series A 2026 Nuclear Asset-Recovery Bonds as indebtedness of the sole owner of the Issuer secured by the Series Collateral unless otherwise required by appropriate taxing authorities.

ABBREVIATIONS

The following abbreviations, when used above on this Nuclear Asset-Recovery Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	Custodian
(Custodian) (minor)

Under Uniform Gifts to Minor Act ( )
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Series A 2026 Nuclear Asset-Recovery Bond and all rights thereunder, and hereby irrevocably constitutes and appoints             , attorney, to transfer said Series A 2026 Nuclear Asset-Recovery Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Series A 2026 Nuclear Asset-Recovery Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE:  Signature(s) must be guaranteed by an institution that is a member of:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.

EXHIBIT 4
TO SERIES SUPPLEMENT

FORM OF SERIES A 2032 NUCLEAR ASSET-RECOVERY BONDS

{See Attached}

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 4	$250,000,000
WAL Designation: Series A 2032	CUSIP No.: 26444G AD5

THE PRINCIPAL OF THIS SERIES A 2032 SENIOR SECURED NUCLEAR ASSET-RECOVERY BOND, (THIS “NUCLEAR ASSET-RECOVERY BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NUCLEAR ASSET-RECOVERY BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.  THE HOLDER OF THIS NUCLEAR ASSET-RECOVERY BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE SERIES COLLATERAL, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER.  ALL OBLIGATIONS OF THE ISSUER OF THIS NUCLEAR ASSET-RECOVERY BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE.  THE HOLDER OF THIS NUCLEAR ASSET-RECOVERY BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF THIS NUCLEAR ASSET-RECOVERY BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES.  NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY

SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF FLORIDA IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS NUCLEAR ASSET-RECOVERY BOND.

DUKE ENERGY FLORIDA PROJECT FINANCE, LLC
SERIES A 2032 SENIOR SECURED NUCLEAR ASSET-RECOVERY BONDS

BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE
2.858%	$250,000,000	March 1, 2033	March 1, 2035

Duke Energy Florida Project Finance, LLC, a limited liability company created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Bond Interest Rate shown above, on each March 1 and September 1 or, if any such day is not a Business Day, the next Business Day, commencing on March 1, 2017 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this Nuclear Asset-Recovery Bond.  Interest on this Nuclear Asset-Recovery Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance.  Interest will be computed on the basis of 360-day year of twelve 30-day months.  Such principal of and interest on this Nuclear Asset-Recovery Bond shall be paid in the manner specified below.

The principal of and interest on this Nuclear Asset-Recovery Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Nuclear Asset-Recovery Bond shall be applied first to interest due and payable on this Nuclear Asset-Recovery Bond as provided above and then to the unpaid principal of and premium, if any, on this Nuclear Asset-Recovery Bond, all in the manner set forth in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Nuclear Asset-Recovery Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Date: June 22, 2016	DUKE ENERGY FLORIDA PROJECT FINANCE, LLC,
as Issuer

By:
		Name:	[ ]
		Title:	[ ]

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

Dated: June 22, 2016

This is one of the Series A 2032 Senior Secured Nuclear Asset-Recovery Bonds, designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee

By:
	Name:	[ ]
	Title:	[ ]

This Senior Secured Nuclear Asset-Recovery Bond, Series A 2032 is one of a duly authorized issue of Series A Senior Secured Nuclear Asset-Recovery Bonds of the Issuer (herein called the “Series A Bonds”), which Bonds are issuable in one or more Series, which Series are issuable in one or more WALs.  The Series A Bonds consist of 5 WALs, including the Series A 2032 Senior Secured Nuclear Asset-Recovery Bonds, which include this Senior Secured Nuclear Asset-Recovery Bond (herein called the “Series A 2032 Nuclear Asset-Recovery Bonds”), all issued and to be issued under that certain Indenture dated as of June 22, 2016 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, National Association, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Bonds.  For purposes herein, “Series Supplement” means that certain Series Supplement dated as of June 22, 2016 between the Issuer and the Indenture Trustee.  All terms used in this Series A 2032 Nuclear Asset-Recovery Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All WALs of Series A Bonds are and will be equally and ratably secured by the Series Collateral pledged as security therefor as provided in the Indenture.

The principal of this Series A 2032 Nuclear Asset-Recovery Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account for the Series A Bonds are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Sinking Fund Schedule that is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing a majority of the Outstanding Amount of the Bonds of this Series have declared the Series A Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture.  The entire unpaid principal amount of this Series A 2032 Nuclear Asset-Recovery Bond shall be due and payable on the Final Maturity Date hereof.  Notwithstanding the foregoing, the entire unpaid principal amount of the Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Bonds representing a majority of the Outstanding Amount of the Bonds of this Series have declared the Nuclear Asset-Recovery Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  All principal payments on the Series A 2032 Nuclear Asset-Recovery Bonds shall be made pro rata to the Holders of the Series A 2032 Nuclear Asset-Recovery Bonds entitled thereto based on the respective principal amounts of the Series A 2032 Nuclear Asset-Recovery Bonds held by them.

Payments of interest on this Series A 2032 Nuclear Asset-Recovery Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Series A 2032 Nuclear Asset-Recovery Bond (or one or more Predecessor Nuclear Asset-Recovery Bonds) on the Nuclear Asset-Recovery Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global Nuclear Asset-Recovery Bond evidencing this Series A 2032 Nuclear Asset-Recovery Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Series A 2032 Nuclear Asset-Recovery Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Nuclear Asset-Recovery Bond evidencing this Series A 2032 Nuclear Asset-Recovery Bond unless and until such Global Nuclear Asset-Recovery Bond is exchanged for Definitive Nuclear Asset-Recovery Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Series A 2032 Nuclear Asset-Recovery Bond on a Payment Date, which shall be payable as provided below.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Nuclear Asset-Recovery Bond Register as of the applicable Record Date without requiring that this Series A 2032 Nuclear Asset-Recovery Bond be submitted for notation of payment.  Any reduction in the principal amount of this Series A 2032 Nuclear Asset-Recovery Bond (or any one or more Predecessor Nuclear Asset-Recovery Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Series A 2032 Nuclear Asset-Recovery Bond and of any Nuclear Asset-Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Series A 2032 Nuclear Asset-Recovery Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Series A 2032 Nuclear Asset-Recovery Bond and shall specify the place where this Series A 2032 Nuclear Asset-Recovery Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Bond Interest Rate to the extent lawful.

This Series A 2032 Nuclear Asset-Recovery Bond is a “nuclear asset-recovery bond” as such term is defined in the Nuclear Asset-Recovery Law.  Principal and interest due and payable on this Series A 2032 Nuclear Asset-Recovery Bond are payable from and secured primarily by Series Property created and established by the Financing Order obtained from the Florida Public Service Commission pursuant to the Nuclear Asset-Recovery Law.  Series Property consists of the rights and interests of the Seller in the Financing Order, including the right to impose, bill, collect and receive Series Charges, the right to obtain True-Up Adjustments and all revenue, collections, claims, rights to payments, payments, moneys and proceeds arising out of the rights and interests created under the Financing Order.

Under the laws of the State of Florida in effect on the date hereof, pursuant to Section 366.95(11) of the Nuclear Asset-Recovery Law, the State of Florida has pledged to agree and work with the Holders, the Indenture Trustee, other Financing Parties that the State of Florida will not (a) alter the provisions of Section 366.95(11) of the Nuclear Asset-Recovery Law which make the Charges imposed by the Financing Order or Subsequent Financing Order irrevocable, binding, and nonbypassable charges; (b) take or permit any action that impairs or would impair the value of Property or revises the Nuclear Asset-Recovery Costs for which recovery is authorized; (c) or except as authorized under the Nuclear Asset-Recovery Law, reduce, alter, or impair Charges that are to be imposed, collected, and remitted for the benefit of the Holders, the Indenture Trustee and other Financing Parties until any and all principal, interest, premium, Financing Costs and other fees, expenses, or charges incurred, and any contracts to be performed, in connection with the related Nuclear Asset-Recovery Bonds have been paid and performed in full.

The Issuer and Duke Energy Florida hereby acknowledge that the purchase of this Nuclear Asset-Recovery Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Series A 2032 Nuclear Asset-Recovery Bond may be registered on the Nuclear Asset-Recovery Bond Register upon surrender of this Series A 2032 Nuclear Asset-Recovery Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Nuclear Asset-Recovery Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Series A 2032 Nuclear Asset-Recovery Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

Each Holder, by acceptance of a Series A 2032 Nuclear Asset-Recovery Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Series A 2032 Nuclear Asset-Recovery Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) any owner of a membership interest in the Issuer (including Duke Energy Florida) or (b) any shareholder, partner, owner, beneficiary, agent, officer or employee of the

Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including Duke Energy Florida) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing.  Each Holder by accepting a Series A 2032 Nuclear Asset-Recovery Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Series A 2032 Nuclear Asset-Recovery Bonds.

Prior to the due presentment for registration of transfer of this Series A 2032 Nuclear Asset-Recovery Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Series A 2032 Nuclear Asset-Recovery Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Series A 2032 Nuclear Asset-Recovery Bond and for all other purposes whatsoever, whether or not this Series A 2032 Nuclear Asset-Recovery Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Nuclear Asset-Recovery Bonds under the Indenture at any time by the Issuer with the consent of the Holders representing a majority of the Outstanding Amount of all Nuclear Asset-Recovery Bonds at the time outstanding of each Series or WAL to be affected and upon the satisfaction of the Rating Agency Condition and Commission Condition.  The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Nuclear Asset-Recovery Bonds of all Series, on behalf of the Holders of all the Nuclear Asset-Recovery Bonds, with the consent of the Commission, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Series A 2032 Nuclear Asset-Recovery Bond (or any one of more Predecessor Nuclear Asset-Recovery Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Series A 2032 Nuclear Asset-Recovery Bond and of any Series A 2032 Nuclear Asset-Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series A 2032 Nuclear Asset-Recovery Bond.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Nuclear Asset-Recovery Bonds issued thereunder, but with the satisfaction of the Commission Condition.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on a Nuclear Asset-Recovery Bond of a Series and (b) certain restrictive covenants and the related Events of Default of a Series, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Series A 2032 Nuclear Asset-Recovery Bond.

The term “Issuer” as used in this Series A 2032 Nuclear Asset-Recovery Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Series A 2032 Nuclear Asset-Recovery Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

This Series A 2032 Nuclear Asset-Recovery Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the New York General Obligations Law and Sections 9-301 through 9-306 of the NY UCC), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws; provided, that the creation, attachment and perfection of any Liens created under the Indenture in Property, and all rights and remedies of the Indenture Trustee and the Holders with respect to the Property, shall be governed by the laws of the State of Florida.

No reference herein to the Indenture and no provision of this Series A 2032 Nuclear Asset-Recovery Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Series A 2032 Nuclear Asset-Recovery Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Series A 2032 Nuclear Asset-Recovery Bond, by acquiring any Series A 2032 Nuclear Asset-Recovery Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Series A 2032 Nuclear Asset-Recovery Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Series Collateral and (b) solely for purposes of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Series A 2032 Nuclear Asset-Recovery Bonds are outstanding, agree to treat the Series A 2032 Nuclear Asset-Recovery Bonds as indebtedness of the sole owner of the Issuer secured by the Series Collateral unless otherwise required by appropriate taxing authorities.

ABBREVIATIONS

The following abbreviations, when used above on this Nuclear Asset-Recovery Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	Custodian
(Custodian) (minor)

Under Uniform Gifts to Minor Act ( )
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Series A 2032 Nuclear Asset-Recovery Bond and all rights thereunder, and hereby irrevocably constitutes and appoints             , attorney, to transfer said Series A 2032 Nuclear Asset-Recovery Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Series A 2032 Nuclear Asset-Recovery Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE:  Signature(s) must be guaranteed by an institution that is a member of:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.

EXHIBIT 5
TO SERIES SUPPLEMENT

FORM OF SERIES A 2035 NUCLEAR ASSET-RECOVERY BONDS

{See Attached}

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OR ENTITY IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 5	$275,290,000
WAL Designation: Series A 2035	CUSIP No.: 26444G AE3

THE PRINCIPAL OF THIS SERIES A 2035 SENIOR SECURED NUCLEAR ASSET-RECOVERY BOND, (THIS “NUCLEAR ASSET-RECOVERY BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NUCLEAR ASSET-RECOVERY BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.  THE HOLDER OF THIS NUCLEAR ASSET-RECOVERY BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE SERIES COLLATERAL, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER.  ALL OBLIGATIONS OF THE ISSUER OF THIS NUCLEAR ASSET-RECOVERY BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE.  THE HOLDER OF THIS NUCLEAR ASSET-RECOVERY BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF THIS NUCLEAR ASSET-RECOVERY BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES.  NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY

SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF FLORIDA IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS NUCLEAR ASSET-RECOVERY BOND.

DUKE ENERGY FLORIDA PROJECT FINANCE, LLC
SERIES A 2035 SENIOR SECURED NUCLEAR ASSET-RECOVERY BONDS

BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE
3.112%	$275,290,000	September 1, 2036	September 1, 2038

Duke Energy Florida Project Finance, LLC, a limited liability company created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Bond Interest Rate shown above, on each March 1 and September 1 or, if any such day is not a Business Day, the next Business Day, commencing on March 1, 2017 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this Nuclear Asset-Recovery Bond.  Interest on this Nuclear Asset-Recovery Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance.  Interest will be computed on the basis of 360-day year of twelve 30-day months.  Such principal of and interest on this Nuclear Asset-Recovery Bond shall be paid in the manner specified below.

The principal of and interest on this Nuclear Asset-Recovery Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Nuclear Asset-Recovery Bond shall be applied first to interest due and payable on this Nuclear Asset-Recovery Bond as provided above and then to the unpaid principal of and premium, if any, on this Nuclear Asset-Recovery Bond, all in the manner set forth in the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Nuclear Asset-Recovery Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Date: June 22, 2016	DUKE ENERGY FLORIDA PROJECT FINANCE, LLC,
as Issuer

By:
		Name:	[ ]
		Title:	[ ]

INDENTURE TRUSTEE’S
CERTIFICATE OF AUTHENTICATION

Dated: June 22, 2016

This is one of the Series A 2035 Senior Secured Nuclear Asset-Recovery Bonds, designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee

By:
	Name:	[ ]
	Title:	[ ]

This Senior Secured Nuclear Asset-Recovery Bond, Series A 2035 is one of a duly authorized issue of Series A Senior Secured Nuclear Asset-Recovery Bonds of the Issuer (herein called the “Series A Bonds”), which Bonds are issuable in one or more Series, which Series are issuable in one or more WALs.  The Series A Bonds consist of 5 WALs, including the Series A 2035 Senior Secured Nuclear Asset-Recovery Bonds, which include this Senior Secured Nuclear Asset-Recovery Bond (herein called the “Series A 2035 Nuclear Asset-Recovery Bonds”), all issued and to be issued under that certain Indenture dated as of June 22, 2016 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, National Association, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Bonds.  For purposes herein, “Series Supplement” means that certain Series Supplement dated as of June 22, 2016 between the Issuer and the Indenture Trustee.  All terms used in this Series A 2035 Nuclear Asset-Recovery Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All WALs of Series A Bonds are and will be equally and ratably secured by the Series Collateral pledged as security therefor as provided in the Indenture.

The principal of this Series A 2035 Nuclear Asset-Recovery Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account for the Series A Bonds are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Sinking Fund Schedule that is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing a majority of the Outstanding Amount of the Bonds of this Series have declared the Series A Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture.  The entire unpaid principal amount of this Series A 2035 Nuclear Asset-Recovery Bond shall be due and payable on the Final Maturity Date hereof.  Notwithstanding the foregoing, the entire unpaid principal amount of the Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Bonds representing a majority of the Outstanding Amount of the Bonds of this Series have declared the Nuclear Asset-Recovery Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture).  All principal payments on the Series A 2035 Nuclear Asset-Recovery Bonds shall be made pro rata to the Holders of the Series A 2035 Nuclear Asset-Recovery Bonds entitled thereto based on the respective principal amounts of the Series A 2035 Nuclear Asset-Recovery Bonds held by them.

Payments of interest on this Series A 2035 Nuclear Asset-Recovery Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Series A 2035 Nuclear Asset-Recovery Bond (or one or more Predecessor Nuclear Asset-Recovery Bonds) on the Nuclear Asset-Recovery Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global Nuclear Asset-Recovery Bond evidencing this Series A 2035 Nuclear Asset-Recovery Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Series A 2035 Nuclear Asset-Recovery Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Nuclear Asset-Recovery Bond evidencing this Series A 2035 Nuclear Asset-Recovery Bond unless and until such Global Nuclear Asset-Recovery Bond is exchanged for Definitive Nuclear Asset-Recovery Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Series A 2035 Nuclear Asset-Recovery Bond on a Payment Date, which shall be payable as provided below.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Nuclear Asset-Recovery Bond Register as of the applicable Record Date without requiring that this Series A 2035 Nuclear Asset-Recovery Bond be submitted for notation of payment.  Any reduction in the principal amount of this Series A 2035 Nuclear Asset-Recovery Bond (or any one or more Predecessor Nuclear Asset-Recovery Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Series A 2035 Nuclear Asset-Recovery Bond and of any Nuclear Asset-Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Series A 2035 Nuclear Asset-Recovery Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Series A 2035 Nuclear Asset-Recovery Bond and shall specify the place where this Series A 2035 Nuclear Asset-Recovery Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Bond Interest Rate to the extent lawful.

This Series A 2035 Nuclear Asset-Recovery Bond is a “nuclear asset-recovery bond” as such term is defined in the Nuclear Asset-Recovery Law.  Principal and interest due and payable on this Series A 2035 Nuclear Asset-Recovery Bond are payable from and secured primarily by Series Property created and established by the Financing Order obtained from the Florida Public Service Commission pursuant to the Nuclear Asset-Recovery Law.  Series Property consists of the rights and interests of the Seller in the Financing Order, including the right to impose, bill, collect and receive Series Charges, the right to obtain True-Up Adjustments and all revenue, collections, claims, rights to payments, payments, moneys and proceeds arising out of the rights and interests created under the Financing Order.

Under the laws of the State of Florida in effect on the date hereof, pursuant to Section 366.95(11) of the Nuclear Asset-Recovery Law, the State of Florida has pledged to agree and work with the Holders, the Indenture Trustee, other Financing Parties that the State of Florida will not (a) alter the provisions of Section 366.95(11) of the Nuclear Asset-Recovery Law which make the Charges imposed by the Financing Order or Subsequent Financing Order irrevocable, binding, and nonbypassable charges; (b) take or permit any action that impairs or would impair the value of Property or revises the Nuclear Asset-Recovery Costs for which recovery is authorized; (c) or except as authorized under the Nuclear Asset-Recovery Law, reduce, alter, or impair Charges that are to be imposed, collected, and remitted for the benefit of the Holders, the Indenture Trustee and other Financing Parties until any and all principal, interest, premium, Financing Costs and other fees, expenses, or charges incurred, and any contracts to be performed, in connection with the related Nuclear Asset-Recovery Bonds have been paid and performed in full.

The Issuer and Duke Energy Florida hereby acknowledge that the purchase of this Nuclear Asset-Recovery Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Series A 2035 Nuclear Asset-Recovery Bond may be registered on the Nuclear Asset-Recovery Bond Register upon surrender of this Series A 2035 Nuclear Asset-Recovery Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Nuclear Asset-Recovery Bonds of Authorized Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Series A 2035 Nuclear Asset-Recovery Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

Each Holder, by acceptance of a Series A 2035 Nuclear Asset-Recovery Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Series A 2035 Nuclear Asset-Recovery Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) any owner of a membership interest in the Issuer (including Duke Energy Florida) or (b) any shareholder, partner, owner, beneficiary, agent, officer or employee of the

Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including Duke Energy Florida) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing.  Each Holder by accepting a Series A 2035 Nuclear Asset-Recovery Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Series A 2035 Nuclear Asset-Recovery Bonds.

Prior to the due presentment for registration of transfer of this Series A 2035 Nuclear Asset-Recovery Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Series A 2035 Nuclear Asset-Recovery Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Series A 2035 Nuclear Asset-Recovery Bond and for all other purposes whatsoever, whether or not this Series A 2035 Nuclear Asset-Recovery Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Nuclear Asset-Recovery Bonds under the Indenture at any time by the Issuer with the consent of the Holders representing a majority of the Outstanding Amount of all Nuclear Asset-Recovery Bonds at the time outstanding of each Series or WAL to be affected and upon the satisfaction of the Rating Agency Condition and Commission Condition.  The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Nuclear Asset-Recovery Bonds of all Series, on behalf of the Holders of all the Nuclear Asset-Recovery Bonds, with the consent of the Commission, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Series A 2035 Nuclear Asset-Recovery Bond (or any one of more Predecessor Nuclear Asset-Recovery Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Series A 2035 Nuclear Asset-Recovery Bond and of any Series A 2035 Nuclear Asset-Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series A 2035 Nuclear Asset-Recovery Bond.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Nuclear Asset-Recovery Bonds issued thereunder, but with the satisfaction of the Commission Condition.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on a Nuclear Asset-Recovery Bond of a Series and (b) certain restrictive covenants and the related Events of Default of a Series, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Series A 2035 Nuclear Asset-Recovery Bond.

The term “Issuer” as used in this Series A 2035 Nuclear Asset-Recovery Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Series A 2035 Nuclear Asset-Recovery Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

This Series A 2035 Nuclear Asset-Recovery Bond, the Indenture and the Series Supplement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the New York General Obligations Law and Sections 9-301 through 9-306 of the NY UCC), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws; provided, that the creation, attachment and perfection of any Liens created under the Indenture in Property, and all rights and remedies of the Indenture Trustee and the Holders with respect to the Property, shall be governed by the laws of the State of Florida.

No reference herein to the Indenture and no provision of this Series A 2035 Nuclear Asset-Recovery Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Series A 2035 Nuclear Asset-Recovery Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Series A 2035 Nuclear Asset-Recovery Bond, by acquiring any Series A 2035 Nuclear Asset-Recovery Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Series A 2035 Nuclear Asset-Recovery Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Series Collateral and (b) solely for purposes of U.S. federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Series A 2035 Nuclear Asset-Recovery Bonds are outstanding, agree to treat the Series A 2035 Nuclear Asset-Recovery Bonds as indebtedness of the sole owner of the Issuer secured by the Series Collateral unless otherwise required by appropriate taxing authorities.

ABBREVIATIONS

The following abbreviations, when used above on this Nuclear Asset-Recovery Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	Custodian
(Custodian) (minor)

Under Uniform Gifts to Minor Act ( )
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Series A 2035 Nuclear Asset-Recovery Bond and all rights thereunder, and hereby irrevocably constitutes and appoints             , attorney, to transfer said Series A 2035 Nuclear Asset-Recovery Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Series A 2035 Nuclear Asset-Recovery Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE:  Signature(s) must be guaranteed by an institution that is a member of:  (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.